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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 23, 2002

IMH ASSETS CORP. (as company under an Indenture, dated as of August 28, 2002, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds, Series 2002-5)

                                IMH Assets Corp.
                                ----------------
             (Exact name of registrant as specified in its charter)



         CALIFORNIA                   333-83600                   33-0705301
(State or Other Jurisdiction         (Commission               (I.R.S. Employer
      of Incorporation)              File Number)             Idenfication No.)


1401 Dove Street
Newport Beach, California                                           92660
-------------------------                                           -----
(Address of Principal                                            (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (949) 475-3600


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



                                       -2-

Item 5. Other Events.
        ------------

                  The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2001 and December 31, 2000, and for each of the years in the three-year period ended December 31, 2001, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 26, 2002, Commission File Number 1-10777), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2002 and for the periods ending March 31, 2002 and March 21, 2001 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2002 (which was filed with the Securities and Exchange Commission on May 13, 2002); June 30, 2002 and for the periods ending June 30, 2002 and June 30, 2001 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 2002 (filed with the Securities and Exchange Commission on August 14,
         2002) and Current Reports on Form 8-K filed with the Securities and Exchange Commission on January 25, 2002, April 18, 2002, July 19, 2002 and August 14, 2002, as such reports relate to Ambac Assurance Corporation and subsidiaries, are hereby incorporated by reference in
         (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333- 83600) of the Registrant; and (iii) the Prospectus Supplement relating to IMH Assets Corp.: Collateralized Asset-Backed Bonds, Series 2002-5, and shall be deemed to be part hereof and thereof.


Item 7. Financial Statements, PRO FORMA Financial Information and Exhibits
        ------------------------------------------------------------------

       (a)   Financial Statements.

        Not applicable.

       (b)   PRO FORMA Financial Information.

       Not applicable.
         (c)      Exhibits

                        ITEM 601(a) OF
                        REGULATION S-K
  EXHIBIT NO.           EXHIBIT NO.             DESCRIPTION
  -----------           -----------             -----------

  1                     23                      Consent of KPMG LLP, independent
                                                auditors of Ambac Assurance
                                                Corporation with respect to the
                                                IMH Assets Corp.,Collateralized
                                                Asset-Backed Bonds, Series
                                                2002-5.

                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                              IMH ASSETS CORP.

                                              By:    /s/ Richard J. Johnson
                                                     -----------------------
                                              Name:  Richard J. Johnson
                                              Title: Chief Financial Officer

Dated: August 23, 2002

                                  EXHIBIT INDEX

                        Item 601 (a) of           Sequentially
Exhibit                 Regulation S-K            Numbered
Number                  Exhibit No.               Description           Page
------                  -----------               -----------           ----
  1                         23                    Independent Auditors'   6
                                                  Consent